UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2005

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1388 North Tech Boulevard, Gilbert, AZ   85233

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (480) 556-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

On August 31, 2005, the Board of Directors of Catalytica Energy Systems, Inc. (the “Registrant”) approved an amendment to the Registrant’s 1995 Stock Plan (the “Stock Plan”) to provide for the grant of restricted stock units pursuant to the Stock Plan.

Item 2.05               Costs Associated With Exit or Disposal Activities

(a)           On August 31, 2005, the Board of Directors of the Registrant adopted a restructuring plan (the “Plan”), consisting of an exit of the Registrant’s diesel emissions control retrofit business, a reduction in workforce and a reallocation of resources to seek to extend the Registrant’s reserves of cash, cash equivalents and short-term investments.

As a result of a delay in launching the Registrant’s planned XononD™ commercial diesel retrofit product until at least the first quarter of 2007 and the finite time horizon associated with the diesel retrofit market, the Registrant has reevaluated its diesel retrofit business strategy.  As a result of this reevaluation, the Registrant has determined that the incremental costs associated with completing the required development, testing, verification and commercialization of its XononD fuel processor component and achieving the necessary integration with third-party system components to launch a commercial product exceeded the potential financial returns to the Registrant.  Thus, the Board of Directors of the Registrant determined to exit the diesel emissions retrofit business and adopt the Plan.

Under the Plan, approximately 16 employees of the Registrant are expected to be terminated during the third quarter of 2005, with additional reductions anticipated over the next six to nine months.  The Registrant plans to immediately cease any further development efforts associated with its diesel retrofit solution and to seek to license the technology developed by the Registrant, if feasible.  The Registrant plans to complete all remaining contractual obligations and seek to cease all diesel retrofit business activities by December 31, 2005.  These remaining contractual obligations consist of completing test reports, which will be undertaken by remaining personnel of the Registrant.

(b)           The estimated amount expected to be incurred by the Registrant in connection with the Plan for one-time termination benefits is approximately $1.1 million, approximately $900,000 of which is anticipated to be incurred in the third quarter of 2005.  The estimated amount expected to be incurred by the Registrant in connection with the Plan for impairment of equipment is approximately $300,000, all of which is expected to be incurred in the third quarter of 2005.  The estimated range of amounts expected to be incurred by the Registrant in connection with the Plan for retention expenses for non-terminated, non-executive officer employees is between approximately $250,000 and $500,000.  The timing and actual amount of these retention expenses will depend upon the termination dates, if any, of remaining employees and the number of remaining employees who do not voluntarily terminate their employment with the Registrant by December 31, 2006.

(c)           The total estimated range of amounts expected to be incurred by the Registrant in connection with the Plan is between approximately $1,650,000 and $1.9 million.  Of this amount,

approximately $1.2 million is anticipated to be incurred during the third quarter of 2005 and approximately $200,000 is anticipated to be incurred during the fourth quarter of 2005, with substantially all of the remainder of such expenses anticipated to be incurred during 2006.

(d)           The estimated amount of the charge that will result in future cash expenditures is approximately $1.1 million.

Item 2.06               Material Impairments

(a)           In connection with the adoption of the Plan on August 31, 2005, the Registrant has determined that equipment related to the Registrant’s diesel emissions control retrofit business is impaired as a result of the decision to exit such business.

(b)           The Registrant estimates that the amount of the impairment charge is expected to be approximately $300,000.

(c)           The Registrant estimates that there will be no future cash expenditures resulting from the impairment charge.

Item 7.01               Regulation FD Disclosure

On September 1, 2005, the Registrant issued a press release announcing the Plan.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01               Other Events

The Registrant’s subsidiary, CESI-SCR, Inc., a Delaware corporation, has withheld a net payment of $725,000 on August 20, 2005 under the Membership Interests and Asset Purchase Agreement dated as of January 21, 2004 as amended by Amendment No. 1 thereto dated as of February 20, 2004 (the “MIAPA”), pending an evaluation of certain matters in connection with the acquisition of SCR-Tech.  To the extent that any portion of the Purchase Price (as defined in the MIAPA) is due and payable by CESI-SCR, Inc. under the MIAPA, the Registrant has guaranteed such payment pursuant to Section 9.1 of the MIAPA.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Federal securities laws and subject to safe harbors created therein.   These forward-looking statements include, but are not limited to, those regarding (i) anticipated delays in launching a commercial product; (ii) an estimate of the potential financial returns of the Registrant’s diesel retrofit business; (iii) the estimated number of employees to be terminated in connection with the

Plan and the anticipated timing of such terminations; (iv) plans to immediately cease development efforts associated with the diesel retrofit solution and to license the technology developed by the Registrant; (v) completion of all remaining contractual obligations; (vi) the cessation and timing of all diesel retrofit business activities; (vii) the estimated total amount and timing of charges expected to be incurred by the Registrant in connection with the Plan for one-time termination benefits, (viii) the estimated amount and timing of charges expected to be incurred by the Registrant in connection with the Plan for retention expenses for non-terminated employees, (ix) the estimated amount and timing of charges expected to be incurred by the Registrant in connection with the impairment of equipment, (x) the Registrant’s expectations regarding future cash expenses resulting from the impairment charge (xi) the total amount and timing of charges expected to be incurred by the Registrant in connection with the Plan, and (xii) the estimated amount and timing of the charge that will result in future cash expenditures.

These forward-looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements.  These risks and uncertainties include, among others: the ability to effect the Plan on a timely basis; possible fluctuations in economic conditions affecting the markets for the Registrant’s products and services; risks associated with the development generally of the Registrant’s overall strategic objectives and the other risks set forth in the Registrant’s most recently filed Forms 10-K and 10-Q filed with the Securities and Exchange Commission.  The Registrant undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Form 8-K.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release of the Registrant, dated September 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

	By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive Officer and Chief Financial Officer

Date: September 1, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant, dated September 1, 2005.